UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2021

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8911 NE Marx Dr, Suite A2

Portland, Oregon 97220

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director and Committee Appointments

On March 22, 2021, the Board of Directors (the “Board”) of Eastside Distilling, Inc. (the “Company”) appointed Elizabeth Levy-Navarro to the Board, effective immediately, to serve until her successor is duly elected and qualified or until her earlier death, resignation, or removal, whichever first occurs. Ms. Levy-Navarro has been appointed to the Board’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, replacing Stephanie Kilkenny on each of those committees, and Ms. Kilkenny was removed from each of those committees. Ms. Levy-Navarro has also been appointed as chair of the Compensation Committee.

Ms. Levy-Navarro co-founded and was Chief Executive Officer of Orrington Strategies, a management consulting firm, helping consumer products and financial services executives grow their businesses and brands, from 2002 to 2017. Since 2018, she has been a corporate advisor with Summit Strategy Advisors. From 1993 to 2002, Ms. Levy-Navarro served as Practice Leader and Operating Committee Member for The Cambridge Group. Ms. Levy-Navarro led her practice helping corporate executives develop and implement business growth strategies. Ms. Levy-Navarro also serves on the Wilshire Mutual Funds Board, as its Valuation Committee Chair, and on its Audit, Nominating, and Investment Committees. She also serves on the AIG US Life Company Board, including on its Corporate Affairs (Audit) Committee. Ms. Levy-Navarro earned her MBA in Finance from The Wharton School, University of Pennsylvania, and holds a BBA in Marketing from University of Michigan.

Ms. Levy-Navarro will participate in the Company’s annual compensation program for directors, which currently includes (1) an initial board election RSU grant of $5,000, paid one time upon appointment or election, (2) an annual retainer of $16,000 paid in RSUs in quarterly installments, (3) a $5,000 RSU grant per quarter (pro-rated from the date of her appointment), (4) 5,000 stock options per year, (5) an annual board chair premium of $20,000 paid in RSUs, (6) an annual committee chair premium of $2,500 paid in RSUs, (7) an annual committee member fee of $20,000 paid in RSUs in quarterly installments and (8) $1,000 for in-person board meetings and $500 for telephonic board meetings, each paid in RSUs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2021

EASTSIDE DISTILLING, INC.

By:	/s/ Paul Block
Paul Block
Chief Executive Officer